SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 23, 2003

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-17795                77-0024818
(State or Other Jurisdiction of        (Commission           (IRS Employer
Incorporation or Organization)         File Number)         Identification No.)


            2901 Via Fortuna, Austin, TX                    78746
           (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000



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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibit listed below is being furnished with this Form 8-K:

         Exhibit 99.1 First Quarter Fiscal Year 2004 Earnings Release dated July 23, 2003.


Item 9.  Regulation FD Disclosure.

         On July 23, 2003, Cirrus Logic, Inc. (the "Company") issued a press release relating to the results of its first fiscal quarter 2004, ended June 28, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CIRRUS LOGIC, INC.


Date:  July 23, 2003               By:      /s/ Kirk Patterson
                                      ---------------------------------------
                                  Name:  Kirk Patterson
                                 Title:  Acting Chief Financial Officer, Vice
                                         President & Controller

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Text of Press Release dated July 23, 2003